SUPPLEMENT DATED August 4, 2017 TO THE

PROSPECTUSES, DATED MAY 1, 2017, AS AMENDED, FOR

NYLIAC Variable Universal Life 2000 NYLIAC Variable Universal Life Provider New York Life Variable Universal Life Accumulator New York Life Variable Universal Life Accumulator Plus	NYLIAC Survivorship Variable Universal Life Flexible Premium Variable Universal Life New York Life Survivorship Variable Universal Life Accumulator

Investing in

NYLIAC Variable Universal Life Separate Account-I

This supplement amends the prospectuses, dated May 1, 2017, as amended (each a “Prospectus,” and together, the “Prospectuses”), for each of the variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”) referenced above (the “Policies”). You should read this information carefully before you invest and retain this supplement for future reference together with the Prospectus for your Policy. This supplement is not valid unless it is read in conjunction with the Prospectus for your Policy. All capitalized terms have the same meaning as those included in your Prospectus.

The purpose of this supplement is to note changes to the Funds’ Annual Operating Expenses that became effective on August 4, 2017. Keeping this purpose in mind, please note the following:

Changes Funds’ Annual Operating Expenses

The table titled Funds’ Annual Operating Expenses (expenses that are deducted from Fund assets) is hereby deleted and replaced with the following:

Funds’ Annual Operating Expenses (expenses that are deducted from Fund assets)[1]
	Minimum	Maximum
Total Annual Fund Companies’ Operating Expenses[2]	0.20%	2.48%

(1) Expressed as a percentage of average net assets for the fiscal year ended December 31, 2016. This information is provided by the Funds and their agents. The information is based on 2016 expenses. We have not verified the accuracy of this information.

(2) Expenses that are deducted from Fund Company assets, including management fees, distribution (12b-1) fees, service fees, and other expenses.

New York Life Insurance and Annuity Corporation

(A Delaware Corporation)

51 Madison Avenue

New York, New York 10010